Income Taxes - Summary Of Effective Income Tax Rate Reconciliation (Detail)	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Tax at federal statutory rate	21.00%	21.00%	21.00%
State income tax, net of federal tax benefit		0.00%	2.70%
Stock-based compensation		(1.50%)	(5.60%)
Research and development credits		3.50%	3.50%
Other		0.20%	(0.20%)
Change in valuation allowance		(23.20%)	(13.80%)
Total provision for income taxes		0.00%	7.60%